SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                        January 9, 2003 (January 9, 2003)



                      DIAMOND CABLE COMMUNICATIONS LIMITED
               (Exact Name of Registrant as Specified in Charter)


   Delaware                  000-27020                  N/A
  (State or other            (Commission                (IRS Employer
  jurisdiction of            File Number)               Identification #)
  incorporation)

                          Diamond Plaza, Daleside Road
                               Nottingham NG2 3GG
                                     England
                     (Address of Principal Executive Office)


                           Secretary, NTL Incorporated
                        110 East 59th Street, 26th Floor
                               New York, NY 10022
                                 (212) 906-8440
            (Name, address and telephone number of agent for service)


          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.        Description
----------         -----------

Exhibit 99.1 Notification in Respect of Payment of Defaulted Interest pursuant to Rule 10b-17 of the Securities and Exchange Act of 1934, dated January 9, 2003

ITEM 9.  REGULATION FD DISCLOSURE

                   On January 9, 2003, pursuant to Rule 10b-17 of the Securities Exchange Act of 1934, Diamond Cable Communications Limited and Diamond Holdings Limited gave notice to The National Association of Securities Dealers, Inc. in respect of the 10% Senior Notes due 2008 and 9-1/8% Senior Notes due 2008 (collectively, the "Notes") of Diamond Holdings Limited, which are guaranteed by Diamond Cable Communications Limited, that Diamond Holdings Limited will pay on January 10, 2003 interest ("Defaulted Interest") on the Notes which was due but not paid on August 1, 2002 (including interest accruing on such unpaid interest payment through the date of payment, calculated in accordance with Section 202 of the Indenture, dated February 6, 1998, governing the Notes). The record date for payment of the Defaulted Interest will be the close of business on January 9, 2003.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                            DIAMOND CABLE COMMUNICATIONS LIMITED
                                            (Registrant)


                                            By:  /s/ Robert Mackenzie
                                                 -------------------------------
                                                   Name:  Robert Mackenzie
                                                   Title: Secretary




Date: January 9, 2003


                                 EXHIBIT INDEX

Exhibit No.        Description
----------         -----------

Exhibit 99.1 Notification in Respect of Payment of Defaulted Interest pursuant to Rule 10b-17 of the Securities and Exchange Act of 1934, dated January 9, 2003